Exhibit 10.1

                                            As Authorized by the Stockholders of
                                                     Lexmark International, Inc.
                                                               on April 26, 2001


                                 AMENDMENT NO. 2
                                     TO THE
                        LEXMARK INTERNATIONAL GROUP, INC.
                              STOCK INCENTIVE PLAN
                 (Amended and Restated Effective April 30, 1998)


         This is Amendment No. 2 to the Lexmark International Group, Inc. Stock Incentive Plan (Amended and Restated Effective April 30, 1998) (the "Plan," capitalized terms used herein and not defined have the meaning ascribed to such terms in the Plan).

         WHEREAS, pursuant to Section 10 of the Plan, the Plan may be amended to increase the number of shares available for issuance under the Plan, provided that the Company's stockholder's approve such amendment; and

         WHEREAS, the Company's stockholders approved an amendment to the Plan to increase the number of shares available for issuance under the Plan by 4,800,000 shares on April 26, 2001.

         NOW, THEREFORE, the Plan is hereby amended, effective as of April 26, 2001, as follows:

         Section 5.1 of the Plan is amended in its entirety to read as follows:

         "5.1 Number. Subject to the provisions of Section 5.3, the number of shares of Common Stock that may be delivered under the Plan may not exceed 19,560,000, (after giving effect to the stock split effective June 10, 1999 and the 4,800,000 increase in shares available for issuance under the plan approved by the stockholders on April 26, 2001), plus any shares that become available for grant pursuant to Section 5.2. The shares to be delivered under the Plan may consist, in whole or in part, of Common Stock held in treasury or authorized but unissued Common Stock, not reserved for any other purpose, or from Common Stock reacquired by the Company."

         In all other respects, the Plan is hereby ratified and confirmed.